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                                   EXHIBIT 23





                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements Nos. 33-53922, 33-53924, 33-53926, 33-93796, 333-68427, 333-68417, 333-75927 and
333-75929 of Microtest, Inc. on Forms S-8 of our report dated January 27, 2000, appearing in this Annual Report on Form 10-K of Microtest, Inc. for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP
Phoenix, Arizona

March 23, 2000